                                                                   EXHIBIT 10.30
                          AGREEMENT AND GENERAL RELEASE


         THIS AGREEMENT AND GENERAL RELEASE ("Agreement"), effective on the date hereof, is entered into in Richardson, Texas by and between Minorplanet Systems USA, Inc., formerly known as @Track Communications, Inc., a Delaware corporation, with its principal place of business located at 1155 Kas Drive, Suite 100, Richardson, Texas, 75081 ("Employer"), and Todd A. Felker, an individual residing 6316 Walling Avenue, Plano, Texas, 75093 ("Executive").

         WHEREAS, on June 21, 2001, Todd A. Felker and @Track Communications, Inc., now known as Minorplanet Systems USA, Inc. ("MPUSA") entered into that Employment Agreement (the "Employment Agreement");

         WHEREAS, on June 21, 2002, the initial one (1) year term of the Employment Agreement expired and the Employment Agreement continued in effect on a month to month basis;

         WHEREAS, on September 10, 2002, Employer provided thirty (30) days advance notice of Executive's termination pursuant to Paragraph 5(c) of the Employment Agreement;

         WHEREAS, the effective date of Executive's termination is October 10, 2002;

         WHEREAS, Executive and Employer (also sometimes referred to herein as "MPUSA") agreed to termination of their employment relationship as set forth below;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Employer and Executive, intending to be legally bound, hereby agree as follows:

1) Employer shall provide Executive with the compensation as provided in Paragraph 6(a), (b), (c) and (d) of the Employment Agreement, including the following:

     a) a severance payment equal to seven (7) months base salary under the Employment Agreement in the total amount of $104,066.67, less standard withholdings for federal tax, social security and Medicare. MPUSA shall pay such sum according to the following payment schedule:

          1. $52,033.34, less applicable federal withholding tax, deductions for social security and Medicare, to be paid contemporaneously with the execution of this Agreement;

          2. $17,344.46, less applicable federal withholding tax, deductions for social security and Medicare, on or before October 31, 2002;

          3. $17,344.46, less applicable federal withholding tax, deductions for social security and Medicare, on or before November 30, 2002; and,

          4. $17,344.46, less applicable federal withholding tax, deductions for social security and Medicare, on or before December 31, 2002

     b) a sum equal to the salary earned by Executive prior to September 10, 2002 as provided in Paragraph 3(a) of the Employment Agreement;

     c)   any accrued, but unpaid, vacation benefits; and

     d)   any previously authorized but unreimbursed business expenses.

     e) any "gross up" payments required to be made to Executive pursuant to the provisions of Annex A of the Employment Agreement.

2)   Employer agrees to pay to Employee the sum of $450.00 per month for twelve
     (12) months in full and final satisfaction of Employer's obligations under
     Section 6(d) of the Employment Agreement. Said sum shall be paid in full upon Executive's execution of this Agreement.


AGREEMENT AND GENERAL RELEASE
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                                  EXHIBIT 10.30
                          AGREEMENT AND GENERAL RELEASE


3) Executive acknowledges that pursuant to Section 3(c) of the Employment Agreement, an annual discretionary bonus may be awarded in whole or in part based on the level of incentive bonus plan performance criteria achieved by Executive, in the sole judgment of the Board of Directors of Employer. Employee acknowledges that the Compensation Committee of the Board of Directors has determined, in its sole discretion, that no bonuses shall be awarded to Employer's senior executive team, including Employee, for the fiscal year ending August 31, 2002. Accordingly, Executive shall not receive the 15% discretionary portion of his bonus for the fiscal year ending August 31, 2002.

     a) With respect to the commission based portion of Employee's bonus which was to be paid quarterly, Employer shall pay to Employee the sum of $5,668.00 less standard withholdings for federal tax, social security and medicare in full and final settlement of all commissions due to Employee pursuant to the Employment Agreement.

4) RELEASE OF MPUSA. Executive agrees on behalf of himself and all of his heirs or personal representatives, to release MPUSA, all of MPUSA's affiliates, including parent companies and subsidiaries, and all of MPUSA's present and former officers, directors, agents, employees, employee benefit programs, and the trustees, administrators, fiduciaries, and insurers of such programs, from any and all claims for relief of any kind, whether known to his or unknown, which in any way arise out of or relate to his employment, the termination of his employment with MPUSA, the Employment Agreement, and concerning events occurring at any time up to the date of this Agreement including, but not limited to, any and all claims of discrimination of any kind and any and all contractual, tort or other common law claims, whether legal or equitable, including under any applicable federal laws, including, but not limited to Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, 42 U.S.C. Section 1981, the American with Disabilities Act, the Equal Pay Act, the Worker Adjustment and Restraining Notification Act, the Employment Retirement Income Security Act, the Family Medical Leave Act, or under any applicable state or local laws or ordinances or any other legal restrictions on MPUSA's rights, including the Texas Commission on Human Rights Act. However, the releases set forth herein do not include the release of any claims arising under this Agreement, any rights Executive may have for pension or retirement benefits, any rights for COBRA benefits, any rights Executive may have as a shareholder of MPUSA, and any rights Executive has in stock options granted to the Executive during the term of employment, any rights Executive may have to "gross up" payments pursuant to the provisions of Annex A of the Employment Agreement.

5) RELEASE AND INDEMNIFICATION OF EXECUTIVE. MPUSA, all of its affiliates, including parent companies and subsidiaries, on behalf of itself and its successors and assigns, hereby releases Executive from any and all claims for relief of any kind, whether known or unknown, which in any way arise out of or relate to Executive's employment with MPUSA. MPUSA shall continue to indemnify Executive to the fullest extent permitted by law, and as set forth in the Bylaws of MPUSA and pursuant to any applicable Directors and Officers insurance policy or policies, against all judgments, penalties, fines, settlements and reasonable expenses actually incurred by Executive in connection with any proceeding in which Executive is, or threatened to be named, a defendant because of Executive's position as a director, officer, employee or agent of MPUSA.

6) Subject to Employer's timely fulfillment of its obligations herein, Executive further agrees to adhere to all terms and conditions of the Employment Agreement which survive termination thereof, including but not limited to, Section 4 thereof. Further, the parties agree not to disclose or misrepresent to anyone the terms of this Agreement, except to the parties' attorneys, tax advisors, and as may be required by law.

7) This Agreement does not constitute an admission of any kind by MPUSA or Executive, but is simply an accommodation which offers certain extra benefits to which Executive would not otherwise be entitled in return for Executive agreeing to and signing this document. Executive and MPUSA further understand and agree that if either violates this Agreement, MPUSA may sue Executive or Executive may sue MPUSA, as the case may be, for the damages caused by such breach and/or for injunctive relief to enforce this Agreement.

8) Executive agree that this Agreement shall be governed by and construed in accordance with the laws of the state of Texas, without giving effect to the conflict of laws (rules) or choice of laws (rules) thereof. Executive consents to the


AGREEMENT AND GENERAL RELEASE
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                                  EXHIBIT 10.30
                          AGREEMENT AND GENERAL RELEASE


     exclusive personal jurisdiction and venue of the state district court residing in Dallas County, Dallas, Texas (or if applicable, the federal district court for the Northern District of Texas, Dallas Division) for all litigation which may be brought with respect to or arising out of the terms of and the transactions and relationships contemplated by this Agreement.

9) Executive acknowledges and agrees that Executive is entering into this Agreement freely and voluntarily and Executive is satisfied that Executive has been given sufficient opportunity to consider it and consult with an attorney. Executive acknowledges that Executive has carefully read and understands all of the provisions of this Agreement. Executive understands that it sets forth the entire agreement between MPUSA and Executive.

10) Executive represents that no other statements, promises, or commitments of any kind, written or oral, have been made to Executive by MPUSA, or any of its agents, to cause Executive to accept it. Executive acknowledges that Executive has been advised to consult legal counsel concerning this Agreement prior to signing this Agreement, and that Executive has been given sufficient opportunity to do so. Executive understands that Executive has twenty-one (21) days to consider this Agreement. Executive understands that if Executive chooses to sign this Agreement, Executive will have seven
     (7) days from the date of my signature to revoke the Agreement. Executive further understands that this Agreement will not become effective until the eighth (8th) day after Executive signs the Agreement without revocation. Executive and MPUSA acknowledge acceptance of this Agreement by their respective signatures below:

       /s/ Todd Felker
       -------------------
       Executive Signature

       Todd Felker
       -------------------
       Printed Name

       10/8/2002
       -------------------
       Date

       AGREED TO ACCEPTED ON BEHALF OF
       MINORPLANET SYSTEMS USA, INC.

       /s/ J. Raymond Bilbao
       ---------------------
       Executive Signature

       J. Raymond Bilbao
       ---------------------
       Printed Name

       10/8/2002
       ---------------------
       Date


AGREEMENT AND GENERAL RELEASE
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